Equity Securities Measurement Alternative Cumulative Gains (Losses) (Details) - Nonmarketable equity securities [Member] - Measurement alternative [Member] - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Measurement Alternative Cumulative Gains (Losses)
Gross unrealized gains from observable price changes	$ 7,141	$ 6,278	$ 2,356
Gross unrealized losses from observable price changes	(14)	(3)	(25)
Impairment write-downs	$ (2,896)	$ (821)	$ (969)